                                                                      Exhibit 10

                CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Statements", "Financial Highlights" and "Independent Auditors" in Post-Effective Amendment No. 21 under the Securities Act of 1933 and Amendment No. 22 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A, No. 33-50208 & 811-7062) and related Prospectus and Statement of Additional Information of Pacific Global Fund, Inc. dba Pacific Advisors Fund Inc. and to the incorporation by reference therein of our report dated
January 23, 2004, with respect to the financial statements and financial highlights included in its Annual Report for the year ended December 31, 2003, filed with the Securities and Exchange Commission.



Los Angeles, California
February 26, 2004